UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 22, 2003
(Date of earliest event reported)

BLACK HILLS CORPORATION

South Dakota	001-31303	46-0458824
(State of Incorporation)	(Commission File No.)	(IRS Employer
(Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(605) 721-1700

Item 5.	Other Events and Required FD Disclosure.

On September 22, 2003, the Company issued a press release announcing the completion of a transaction terminating a fifteen year contract with Allegheny Energy Supply Company, LLC, a subsidiary of Allegheny Energy, Inc. for capacity and energy at Black Hills Las Vegas Cogeneration II power plant and its related accounting impact. The Company also updated its earning guidance for 2004.

The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibit:

99	Press Release dated September 22, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date: September 23, 2003

EXHIBIT INDEX

to

Black Hills Corporation
September 22, 2003 Form 8-K

Exhibit Number	Description

99	Press Release dated September 22, 2003.